STATE FARM MUTUAL FUND TRUST

Supplement dated July 29, 2011 to the Prospectuses dated May 1, 2011 of State Farm Mutual Fund Trust (each a “Prospectus” and together the “Prospectuses”).

Effective July 29, 2011, the Prospectuses are amended as set forth below:

The section entitled “How the State Farm LifePath Funds Invest—Description of Underlying Funds—Master Investment Portfolio Active Stock Master Portfolio” in each Prospectus is deleted in its entirety and replaced with the following:

Master Investment Portfolio Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BFA believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BFA believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BFA believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BFA believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Russell 1000® Index that BFA selects using a proprietary quantitative model. Drawing on its analysis of financial trends and market conditions, BFA monitors and adjusts those allocations from time to time. The Active Stock Master Portfolio has wide flexibility in the relative weightings given to each category. The Active Stock Master Portfolio also may invest in securities of foreign issuers from any country and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

The section entitled “How the State Farm LifePath Funds Invest—Description of Underlying Funds—Master Investment Portfolio CoreAlpha Bond Master Portfolio” in each Prospectus is deleted in its entirety and replaced with the following:

Master Investment Portfolio CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; debt obligations of issuers located in countries other than the U.S., including countries in emerging markets; municipal securities; asset-backed securities; and U.S. registered dollar-denominated debt obligations of foreign issuers. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration and in derivatives based on foreign currencies.

Shareholders should retain this Supplement for future reference.

120-6345 g